Schedule 14A Information

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

COUNTRY MUTUAL FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement
if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies: ______________________
(2)	Aggregate number of securities to which transaction applies: ______________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________
(4)	Proposed maximum aggregate of transaction: ______________________
(5)	Total fee paid: ______________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ______________________
(2)	Form, Schedule or Registration Statement No.: ______________________
(3)	Filing Party: ______________________
(4)	Date Filed: ______________________

COUNTRY® Mutual Funds Trust
Consisting of
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

1705 Towanda Avenue
Bloomington, Illinois 61701

PROXY STATEMENT MATERIALS

IMPORTANT VOTING INFORMATION INSIDE

Table of Contents

Letter from the President
Notice of Annual Meeting of the Shareholders
Proxy Statement
Proxy Card

COUNTRY Mutual Funds Trust
Consisting of
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

1705 Towanda Avenue
Bloomington, Illinois 61701

August 31, 2005

Dear Shareholder:

We are pleased to invite you to an Annual Meeting of Shareholders of COUNTRY Mutual Funds Trust consisting of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund to be held in Earl Smith Hall of the Illinois Agricultural Association building, 1701 Towanda Avenue, Bloomington, Illinois on Monday, October 31, 2005 at 9:30 a.m. central time. At the meeting you will be asked to vote on the election of trustees as nominated by the Board of Trustees of the Funds.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please do not delay. When shareholders fail to return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

The Board of Trustees unanimously recommends that you vote “FOR” the persons nominated for Trustee.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about the proposal and the reason for it is contained in the Proxy Statement. Please take the time to review the material, cast your vote on the enclosed proxy card and return the Proxy Card in the enclosed postage-paid envelope.

We thank you for your time in considering these important proposals and for your continuing investment in and support of COUNTRY Mutual Funds.

Sincerely,

/s/ Philip T. Nelson
Philip T. Nelson
President & Trustee

COUNTRY Mutual Funds Trust
Consisting of
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund
COUNTRY VP Growth Fund
COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

1705 Towanda Avenue
Bloomington, Illinois 61701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Monday, October 31, 2005

THIS IS THE FORMAL AGENDA FOR THE FUNDS’ ANNUAL MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

TO OUR SHAREHOLDERS:

An Annual Meeting of Shareholders of COUNTRY Mutual Funds Trust, comprised of COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Bond Fund, and COUNTRY VP Short-Term Bond Fund (collectively, the “Funds”) will be held in Earl Smith Hall of the Illinois Agricultural Association® building, 1701 Towanda Avenue, Bloomington, Illinois on Monday October 31, 2005 at 9:30 a.m. central time, to vote on the following:

1.	A proposal to elect the nominees named in the attached Proxy Statement to serve on the Funds’ Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

2.	Any other business that may properly come before the meeting or any adjournment.

Shareholders of record at the close of business on August 31, 2005 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

As a shareholder of the Fund(s), you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

By Order of the Board of Trustees,

/s/ Paul M. Harmon
Paul M. Harmon
Secretary

Bloomington, Illinois
August 31, 2005

PROXY STATEMENT OF COUNTRY MUTUAL FUNDS TRUST
CONSISTING OF
COUNTRY GROWTH FUND
COUNTRY BALANCED FUND
COUNTRY TAX EXEMPT BOND FUND
COUNTRY SHORT-TERM BOND FUND
COUNTRY BOND FUND
COUNTRY VP GROWTH FUND
COUNTRY VP BALANCED FUND
COUNTRY VP SHORT-TERM BOND FUND
COUNTRY VP BOND FUND

This Proxy Statement contains the information you should know before voting on the matter summarized below regarding the series of COUNTRY Mutual Funds Trust known as COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, COUNTRY Bond Fund, COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, COUNTRY VP Bond Fund (the Trust and its series are collectively referred to herein as the “Funds” and individually as the “Fund”).

The Funds will furnish without charge a copy of their Annual Report and most recent Semi-Annual Report to any shareholder who asks for them. Shareholders who want to obtain a copy of the Funds’ reports should write to: COUNTRY Mutual Funds, P.O. Box 701, Milwaukee, WI 53201-0701 or should call (800) 245-2100.

INTRODUCTION

This Proxy Statement is being used by the Board of Trustees to solicit proxies to be voted at an Annual Meeting of Shareholders of the Funds. This meeting will be held in Earl Smith Hall of the Illinois Agricultural Association Building, 1701 Towanda Avenue, Bloomington, Illinois 61701, at 9:30 a.m. Central Time, on Monday, October 31, 2005, to consider and act upon the following:

1.	A proposal to elect the nominees named herein to serve on the Funds’ Board of Trustees. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

2.	Any other business that may properly come before the meeting or any adjournment.

This issue affects shareholders of all Funds. This Proxy Statement and the Proxy Card are being mailed to the Funds’ shareholders on or about September 12, 2005.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on August 31, 2005 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote for each dollar invested and each fractional share is entitled to a proportionate fractional vote per dollar value invested. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the election of nominees for Trustees. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL
ELECTION OF BOARD OF TRUSTEES

Shareholders will be asked to elect each of the eight nominees described below as Trustees of the Funds. Trustees elected at the meeting will serve as Trustees until the next meeting of shareholders called for this purpose or until their successors are elected and qualified. Of those eight individuals, Messrs. Philip Nelson, David Downs, Roger Grace, and Robert Weldon and Mrs. Charlot Cole and Mrs. Nancy Erickson currently serve on the Boards of the Funds. Neither Mr. Leland Strom nor Mr. William Beeler is presently serving as a Trustee. Messrs. Beeler and Strom were recommended for consideration as nominees by certain executive officers and directors of the Funds. Unless you direct otherwise, the persons named on the accompanying proxy card intend to vote at the meeting for the election of each nominee.

The following table sets forth each nominee’s position(s) with the fund, age, address, principal occupation or employment during the past five years and Trusteeships. All current Trustees and nominated Trustees will oversee all portfolios within COUNTRY Mutual Funds Trust.

Interested Trustees (1)
NAME, ADDRESS AND AGE (2)	POSITION HELD WITH FUND	FIRST BECAME TRUSTEE	TERM OF OFFICE (4) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE
Philip T. Nelson, 47	Trustee & President	2003	2 years	Farmer. Director and President: Illinois Agricultural Association and Affiliated Companies(3), 2003 to date; Director and President: COUNTRY Trust Bank, 2003 to date.	Director: Illinois Agricultural Association and Affiliated Companies(3), 2003 to date; Director: COUNTRY Trust Bank, 2003 to date.	9
David A. Downs, 56	Trustee	2002	3 years	Farmer.	Director: Illinois Agricultural Association and Affiliated Companies, 1996 to date; Director: COUNTRY Trust Bank, 1998 to date.	9

Non-Interested (Independent) Trustees
NAME, ADDRESS AND AGE(2)	POSITION HELD WITH FUND	FIRST BECAME TRUSTEE	TERM OF OFFICE(4) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE OR NOMINEE FOR TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR NOMINEE FOR TRUSTEE
Nancy J. Erickson, 47	Trustee	1995	10 years	Farmer. President of McHatton Farm Management, Inc., 1981 to date.	None.	9
Charlot R. Cole, 63	Trustee	1996	9 years	Property Developer, 1979 to date; Farmer; Secretary/Treasurer, Cole Farms, Inc., 1993 to date.	Member Macoupin-Greene County Cooperation Extension Council (formerly Macoupin County Cooperative Extension Council), 1992 to date and President, 1995 to date;	9
Leland A. Strom 48	New Nominee	N/A	N/A	Farmer; President and CEO of Country Home and Land Realty, Inc.
Member, Federal Reserve Bank of Chicago, Seventh District Advisory Counsel, 2003 to date;
Member of Advisory Council on Agriculture, Labor and Small Business, Federal Reserve Bank of Chicago, 2000 to 2003; Member, Board of Directors, AgriBank, FCB, 1996 to 2005; Member, Board of Directors, The Farm Credit Council, 2003 to 2005; Member, Board of Directors, 1st Farm Credit Services, 1981 to present.

						If elected, 9

William G. Beeler, 66	New Nominee	N/A	N/A	Farmer.
State Executive Director USDA, Farm Service Agency, 1983 to 1993;
Chairman, Environment Committee to Study McLean County into the 21st Century; Past Chairman, McLean County Cooperative Extension Council; Past Member, McLean County Zoning Board of Appeals; McLean County Regional Planning Commission; Past Chairman, McLean County Livestock Association.

If elected, 9

Roger D. Grace, 58	Trustee	2001	4 years	Farmer; Secretary, Illini FS, Inc., 1997 to date;	Director, Illini FS, Inc., 1990 to date.	9

Robert W. Weldon, 71	Trustee	2003	2 years	Vice President-Finance & Treasurer: Illinois Agricultural Association and Affiliated Companies, 1974 to 1998 (3); Treasurer: IAA Trust Company (Now COUNTRY Trust Bank), 1974 to 1998. Retired.	Board Member: Town of Normal Police Pension Board, 2001 to date.	9

(1)
Each of the interested Trustees/nominees either serves or served within the past two (2) years as a Director of the Illinois Agricultural Association (IAA), Illinois Agricultural Holding Co. (IAHC), COUNTRY Life Insurance Company (CLIC), COUNTRY Mutual Insurance Company (CMIC) and COUNTRY Trust Bank (CTB). IAA owns 98.3% of the outstanding voting securities of IAHC. IAHC owns 99.9% of the outstanding voting securities of CLIC. CLIC owns 100% of the outstanding voting securities of CTB.

(2)	The mailing address for all the Funds’ Officers and Trustees is in care of the COUNTRY Mutual Funds, 1705 Towanda Avenue, Bloomington, Illinois 61702.

(3)
Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company, and IAA Foundation.

(4)
Pursuant to the Funds’ Declaration of Trust, each Trustee serves during the lifetime of the Trust until he or she dies, resigns, has reached the mandatory retirement age as set by the Trustees, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or if sooner, until the election and qualification of his or her successor.

As of June 30, 20051 , the Officers, Trustees, and nominees as a group, owned less than one percent (1%) of the outstanding shares of each of the Funds. Information about beneficial ownership of shares is based on information provided to the Funds by the Officers, Trustees, and nominees.

During the fiscal year ended June 30, 2005, the Board of Trustees held four meetings. All of the nominees then serving as Trustees attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year.

All of the nominees, except for Messrs. Beeler, Strom, and Nelson were most recently elected as Trustees of the Fund at the Annual Meeting of Shareholders held on October 27, 2003 to serve until the next meeting of stockholders or until their successors are elected and qualified. All nominees have consented to serve as Trustees and the Board of Trustees has no reason to believe that any of the persons named will become unavailable for election. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board of Trustees.

Equity Securities Beneficially Owned by Trustees & Nominees

The following Table sets forth as of June 30, 2005 with respect to each Trustee, certain information regarding the beneficial ownership of equity securities of the Funds in this Trust overseen by the Trustees.

Interested Trustees
Name of Trustee or Nominee	Dollar Range of Equity Securities In The Funds	Aggregate Dollar Range of Equity Securities In All Funds Overseen Or To Be Overseen By Director Or Nominee In Family Of Investment Companies
Philip T. Nelson	Growth: $10,001-$50,000 Balanced: None Tax Exempt: None Short-Term: None Bond: None VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$10,001-$50,000
David A. Downs	Growth: $10,001-$50,000 Balanced: None Tax Exempt: None Short-Term: $1-$10,000 Bond: $1-$10,000 VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$10,001-$50,000

1 COUNTRY Mutual Funds Trust is comprised of two series of Funds with two fiscal year-end dates. For purposes of reporting information in this Proxy Statement, all information required to be reported at the end of a fiscal year will be reported as of fiscal year end June 30th. The following Funds have a fiscal year end of June 30th: COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, and COUNTRY Bond Fund (collectively referred to as the “Retail Funds”). The following Funds have a fiscal year end of December 31st: COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund (collectively referred to as the “VP Funds”).

Non-Interested (Independent) Trustees
Name of Trustee or Nominee	Dollar Range of Equity Securities In The Funds	Aggregate Dollar Range of Equity Securities In All Funds Overseen Or To Be Overseen By Director Or Nominee In Family Of Investment Companies
Charlot R. Cole	Growth: $10,001-$50,000 Balanced: $10,001-$50,000 Tax Exempt: $1-$10,000 Short-Term: $1-$10,000 Bond: $1-$10,000 VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$10,001-$50,000
William G. Beeler	Growth: None Balanced: None Tax Exempt: None Short-Term: None Bond: None VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	None
Leland A. Strom	Growth: None Balanced: None Tax Exempt: None Short-Term: None Bond: None VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	None
Nancy J. Erickson	Growth: $1-$10,000 Balanced: $10,001-$50,000 Tax Exempt: None Short-Term: $10,001-$50,000 Bond: $10,001-$50,000 VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$50,001-$100,000

Roger D. Grace	Growth: $1-$10,000 Balanced: $1-$10,000 Tax Exempt: None Short-Term: None Bond: None VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$1-$10,000
Robert W. Weldon	Growth: $10,000 - $50,000 Balanced: None Tax Exempt: None Short-Term: None Bond: None VP Growth: None VP Balanced: None VP Short Term: None VP Bond: None	$10,000 - $50,000

No Trustees or Nominees hold any interest in the Funds’ Advisor, Principal Underwriter or any person directly or indirectly controlling, controlled by or under common control with the Funds’ Advisor or Principal Underwriter.

RENUMERATION OF TRUSTEES

Beginning January 1, 2005, the Trustees of the Funds receive a Trustee’s fee of $750.00 per calendar quarter. The Trustees may also be reimbursed for travel expenses for each meeting of the Board attended, and while engaged in special work authorized by the President of the Funds or by the Board. The Funds paid no pension or retirement benefits to the Trustees. The Funds pay no salary or other compensation to its Officers. No compensation is paid by the Funds to Trustees who are “interested persons” as defined by the Investment Company Act of 1940. During the fiscal year ended June 30, 2005, the aggregate amount of fees and expenses paid by the Funds to Trustees and Officers was $13,385.48.

The following table provides information about the compensation paid by the Funds to the nominees who currently serve as Fund Trustees for their services as Fund Trustees during the most recent fiscal year.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM EACH FUND FOR FISCAL YEAR ENDED JUNE 30, 2005	TOTAL COMPENSATION FROM EACH FUND FOR FISCAL YEAR ENDED JUNE 30, 2005
Charlot R. Cole, Trustee	Growth: $1,256.80 Balanced: $164.20 Tax Exempt: $98.40 Short-Term: $312.40 Bond: $312.80 VP Growth: $75.40 VP Balanced: $71.80 VP Short Term: $103.40 VP Bond: $104.80	$2,500.00
Nancy J. Erickson, Trustee	Growth: $1,256.80 Balanced: $164.20 Tax Exempt: $98.40 Short-Term: $312.40 Bond: $312.80 VP Growth: $75.40 VP Balanced: $71.80 VP Short Term: $103.40 VP Bond: $104.80	$2,500.00

Philip T. Nelson, Trustee	Growth: $0.00 Balanced: $0.00 Tax Exempt: $0.00 Short-Term: $0.00 Bond: $0.00 VP Growth: $0.00 VP Balanced: $0.00 VP Short Term: $0.00 VP Bond: $0.00	$0.00
David A. Downs, Trustee	Growth: $0.00 Balanced: $0.00 Tax Exempt: $0.00 Short-Term: $0.00 Bond: $0.00 VP Growth: $0.00 VP Balanced: $0.00 VP Short Term: $0.00 VP Bond: $0.00	$0.00

Roger D. Grace, Trustee	Growth: $1,256.80 Balanced: $164.20 Tax Exempt: $98.40 Short-Term: $312.40 Bond: $312.80 VP Growth: $75.40 VP Balanced: $71.80 VP Short Term: $103.40 VP Bond: $104.80	$2,500.00
Robert W. Weldon, Trustee	Growth: $1,256.80 Balanced: $164.20 Tax Exempt: $98.40 Short-Term: $312.40 Bond: $312.80 VP Growth: $75.40 VP Balanced: $71.80 VP Short Term: $103.40 VP Bond: $104.80	$2,500.00

INFORMATION CONCERNING COMMITTEES

The Fund currently has an Executive Committee, Nominating and Conflicts Committee, and an Audit Committee.

The Executive Committee is currently comprised of Trustees Nelson, Erickson, and Ailene Miller (retiring). Under the Bylaws of the Fund, the Executive Committee is empowered to exercise any and all of the powers of the Boards of Trustees in the management of the business and affairs of the Funds. The Executive Committee did not hold any meetings during the last fiscal year.

The five (5) disinterested Trustees (currently Trustees Cole, Erickson, Grace, Miller, and Weldon) of the Fund serve on the Audit and the Nominating and Conflicts Committees of the Funds’ Board of Trustees. The functions of the Audit Committee include recommending independent auditors to the Board, monitoring the independent auditors’ performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Board. The Audit Committee was formed by the Board of Trustees on October 29, 2001and met three (3) times during the last fiscal year.

The Funds’ Audit Committee has implemented an Audit Committee Charter which sets forth policies and procedures for pre-approval of audit services as prescribed by current law. The Audit Committee Charter provides that the Audit Committee shall pre-approve the selection of the Auditor and recommend such selection to the Funds’ Board. The Audit Committee is further responsible for review and approval of fees charged by the auditor. The Charter further provides that any non-audit services performed by auditors must be pre-approved by the Audit Committee.

On April 25, 2005, the Audit Committee reviewed and recommended Ernst & Young be retained to complete the fiscal year end audit for the fiscal year ending June 30, 2005. On July 29, 2004, the Audit Committee reviewed and recommended that Ernst & Young be retained to complete the fiscal year end audit for the fiscal year ending June 30, 2004.

The function of the Nominating and Conflicts Committee is to nominate for election (or appointment) non-interested Trustees of the Fund and to monitor the Fund for conflicts. The Nominating and Conflicts Committee has adopted a Charter and Procedures outlining the Committee’s function and responsibility. A copy of the Nominating and Conflicts Committee Charter and Procedures is attached hereto as Appendix 1.

The Nominating Committee held one (1) meeting during the last fiscal year, and met subsequently on July 28, 2005 and nominated Trustees for election by the shareholders at the annual meeting. At that time, the Committee also nominated William Beeler and Lee Strom to become non-interested Trustees of the Fund.

In reviewing potential nominees, the Nominating Committee considers relevant factors including but not limited to: (1) personal integrity; (2) whether the nominee is an “interested person” as defined under the Investment Company Act of 1940; (3) whether the candidate can attend 75% of the meetings per year; (4) whether the candidate has demonstrated sound business judgment; (5) whether the candidate has demonstrated his or her ability to become a loyal and hard working member of the Board; (6) whether the candidate has any material relationships which may impair his or her independence in accordance with the spirit of the Investment Company Act of 1940 and the Sarbanes-Oxley Act of 2002; and (7) other characteristics that make the candidate otherwise qualified.

The Nominating and Conflicts Committee will consider nominees recommended by shareholders in written requests addressed to the attention of COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, 1701 Towanda Avenue, P.O. Box 2901, Bloomington, IL 61702-2901, and which include the nominee’s biographical information including qualifications of the proposed nominee and a signed consent by the proposed nominee verifying his or her willingness to serve as a Trustee if elected.

BOARD RECOMMENDATION

THE FUNDS’ TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR ELECTION OF EACH NOMINEE TO SERVE AS A TRUSTEE OF THE FUNDS UNTIL THE ELECTION OR APPOINTMENT OF THEIR SUCCESSOR(S).

REQUIRED VOTE
A plurality of the shares (as measured by dollar value) of COUNTRY Mutual Funds Trust present in person or by proxy at the Meeting and entitled to vote is required to elect the Nominees.

OTHER MATTERS

INFORMATION CONCERNING THE ORGANIZATION OF THE FUNDS

The Fund is an open-end management investment company organized as a Delaware statutory business trust on August 13, 2001.

INFORMATION CONCERNING THE FUNDS’ ADVISOR

COUNTRY Trust Bank, 1705 Towanda Avenue, Bloomington, Illinois 61702 serves as investment advisor to the Funds, pursuant to Advisory Agreements dated October 31, 2001 and July 21, 2003. The Advisor is organized as a federal thrift. The Advisor exercises fiduciary powers as permitted by its charter with the Office of Thrift Supervision. For the fiscal year ended June 30, 2005, approximately 14.4% of the Advisor’s income was received from trust service fees. The Advisor is supervised by the Office of Thrift Supervision.

INFORMATION CONCERNING THE FUNDS’ DISTRIBUTOR AND ADMINISTRATOR

Quasar Distributors, LLC (“Quasar”) is the distributor of the Retail Funds pursuant to a Distribution Agreement with the Funds dated October 31, 2001. Quasar is a Wisconsin limited liability company formed on January 21, 2000, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. Quasar, located at 615 E. Michigan Street, Milwaukee, WI 53202 is a wholly-owned subsidiary of U.S. Bancorp Fund Services, LLC (the administrator, transfer agent, and accounting/pricing agent for the Fund). U.S. Bancorp Fund Services, LLC is located at the same address as Quasar. At the present time, Quasar serves as distributor for 88 other nonaffiliated Fund groups.

COUNTRY Capital Management Company (“CCMC”) located at 1705 Towanda Ave, Bloomington, IL 61701 is the distributor of the VP Funds pursuant to a Distribution Agreement with the Funds dated July 21, 2003. At the present time, CCMC serves as distributor for the Variable Life Account and Variable Annuity Account of COUNTRY Investors Life Assurance Company.

INFORMATION CONCERNING THE FUNDS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit services performed by Ernst & Young, LLP during fiscal years ending June 30, 2004 and June 30, 2005 included examination of the financial statements of the Funds, review of filings with the Securities and Exchange Commission and preparation of tax returns.

During the fiscal years ended June 30, 2005 and June 30, 2004 the Funds paid the following fees to Ernst & Young:

Fiscal Year	Audit Fees	Tax Fees	Audit Related Fees	Non-Audit Fees
2004	$163,250.00	$0.00	$0.00	$0.00
2005	$100,000.00	$0.00	$0.00	$0.00
Aggregate Amount	$263,250.00	$0.00	$0.00	$0.00

The Board of Trustees has recommended and approved the use of Ernst & Young as independent registered public accounting firm for the fiscal year ending June 30, 2005. A representative of Ernst & Young is not expected to be present at the Shareholder’s meeting nor are such representatives expected to be available to respond to questions. However, Ernst & Young will have an opportunity to address the shareholders if it desires to do so.

INFORMATION CONCERNING THE MEETING

VOTING RIGHTS

Each share of the Funds is entitled to one vote for each dollar invested and each fractional share is entitled to a proportionate fractional vote per dollar value invested. The vote required to elect Trustees is described in the section on Voting Requirements.

Shares of the Funds represented in person or by proxy, including shares that abstain or do not vote on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, Officers, and employees of the Funds, by personnel of the Advisor, the Funds’ principal distributor, and the Funds’ transfer agent or by broker-dealer firms.

The mailing address of the Funds and the Advisor is 1705 Towanda Avenue, Bloomington, Illinois 61702. The address of the distributor of the Retail Funds, Quasar Distributors, LLC is 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The address of the distributor of the VP Funds, COUNTRY Capital Management Company is 1705 Towanda Avenue, Bloomington, Illinois 61701.

The expense of preparing, printing, and mailing this Proxy Statement and enclosures, the costs of tabulating proxies and the costs of soliciting proxies on behalf of the Trust’s Board of Trustees will be borne pro rata by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by Officers of the Trust, by personnel of the Advisor or by broker-dealer firms of by a professional solicitation organization (if any). The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Funds’ officers, by broker-dealer firms or other authorized personnel, in person, or by telephone, by telegraph, by facsimile or other electronic means would be borne pro rata by each Fund based on assets of each Fund. However, we do not anticipate the need for external proxy solicitation assistance and therefore do not expect any material expenses from proxy solicitation.

REVOKING PROXIES

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

By filing a written notice of revocation with the Funds’ distributor, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

By returning a duly executed proxy with a later date before the time of the meeting, or

If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of June 30, 2005, the following number of shares of common stock of each of the Funds were outstanding: COUNTRY Growth Fund: 8,145,205 (Class Y) and 408,879 (Class A) ; COUNTRY Balanced Fund: 1,392,456 (Class Y) and 266,090 (Class A); COUNTRY Tax Exempt Fund: 1,590,837 (Class Y) and 24,296 (Class A); COUNTRY Short-Term Bond Fund: 4,953,127 (Class Y) and 183,628 (Class A); COUNTRY Bond Fund: 4,656,737 (Class Y) and 269,052 (Class A); COUNTRY VP Growth Fund: 1,059,312; COUNTRY VP Balanced Fund: 1,011,957; COUNTRY VP Short Term Bond Fund: 1,517,624; and COUNTRY VP Bond Fund: 1,551,563.

Only shareholders of record on August 31, 2005 (record date) are entitled to notice of and to vote at the meeting. Thirty-three and one-third percent (33 1/3%) of the shares that are entitled to vote will be considered a quorum for the transaction of business.

VOTING REQUIREMENTS

1.	Election of Trustees: A plurality of the shares of the Funds (as measured by dollar value) present in person or by proxy at the Meeting and entitled to vote.

OTHER BUSINESS

The Funds’ Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal in this proxy and approval of the minutes of the last Shareholder Meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

Shareholders wishing to submit proposals for consideration at a subsequent shareholders’ meeting should send their written proposals to: Secretary, COUNTRY Mutual Funds Trust, 1705 Towanda Avenue, Bloomington, Illinois 61702. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting at a later date. If a quorum is present but there are not sufficient votes in favor of the election of nominees, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the election of nominees. Any adjournment will require the affirmative vote of a majority of the Funds’ shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the election of nominees, the persons named as proxies will vote those proxies favoring the election of nominees in favor of adjournment, and will vote those proxies against the election of nominees against adjournment.

OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the Funds, as of June 30, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Trust(1).

ACCOUNT NAME	NUMBER OF SHARES	PERCENT OF SHARES BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY ON JUNE 30, 2005
IAATCO c/o COUNTRY Trust Bank® MFA 1705 N. Towanda Ave. Bloomington, IL 61701	10,062,680.82	37.23%
COUNTRY Trust Company TR CC/401K 1705 N. Towanda Ave. Bloomington, IL 61701	3,579,076.09	13.24%
COUNTRY Life Insurance Company 1701 Towanda Avenue Bloomington IL 61701-2090	5,096,227.59	18.85%

(1)
For purposes of voting on the election of Trustees, shareholders of different series and classes of the Trust vote as one class and hold the same voting rights. Accordingly, this chart discloses persons owning of record or beneficially 5% or more of the outstanding shares of the Trust as a whole. It does not disclose those owning 5% or more of individual portfolios or separate classes of individual portfolios of the Trust.

Security Ownership of Management: The Officers and Trustees (and nominee Trustees) of the Fund do not own, as a group, more than one percent of any of the Funds.

100% of the issued and outstanding stock COUNTRY Trust Bank is owned by COUNTRY Life Insurance Company. Approximately 99.99% of the issued and outstanding stock of COUNTRY Life Insurance Company is owned by the Illinois Agricultural Holding Co., and 98.30% of the shares of the latter company are owned by Illinois Agricultural Association of 1701 Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation which was formed to promote agriculture and the mutual interests of its members therein.

Respectfully Submitted,

/s/ Paul M. Harmon

Paul M. Harmon
Secretary

August 31, 2005
Bloomington, Illinois

PROXY CARD

COUNTRY MUTUAL FUNDS TRUST

CONSISTING OF

COUNTRY GROWTH FUND
COUNTRY BALANCED FUND
COUNTRY TAX EXEMPT BOND FUND
COUNTRY SHORT-TERM BOND FUND
COUNTRY BOND FUND
COUNTRY VP GROWTH FUND
COUNTRY VP BALANCED FUND
COUNTRY VP SHORT-TERM BOND FUND
COUNTRY VP BOND FUND

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 31, 2005

The undersigned holder of shares of beneficial interest of the COUNTRY Mutual Funds Trust (the “Funds”) hereby constitutes and appoints Paul M. Harmon, or in his absence, Kurt F. Bock, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholder of the Funds to be held on Monday, October 31, 2005 at Earl Smith Hall, Illinois Agricultural Association Building, 1701 Towanda Avenue, Bloomington, Illinois at 9:30 a.m. central time, and at any and all adjournments thereof, relating to all shares of the Funds held by the undersigned or relating to all shares of the Funds held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. Date:_________________, 2005

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED BELOW. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE FOLLOWING:

VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect all of the nominees listed below to the Boards of
Trustees (except as marked to the contrary below).

(01) William G. Beeler       (04) Nancy J. Erickson           (07) Leland A. Strom
(02) Charlot R. Cole           (05) Roger D. Grace              (08) Robert W. Weldon
(03) David A. Downs         (06) Philip T. Nelson

____________________________________________________________
* Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line above.
	[ ]	[ ]	[ ]
2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

APPENDIX 1

COUNTRY Mutual Funds Trust
Nominating and Conflicts Committee Charter

I.	Nominating and Conflicts Committee Membership

The Nominating and Conflicts Committee (“Committee”) of the Board of Trustees of COUNTRY Mutual Funds Trust (“Trust”) shall consist of all of the trustees of the Trust who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”).

The Committee shall monitor and implement the Nominating and Conflicts Committee Procedures as adopted by the Board of Trustees and shall act in accordance with the procedures.

II.	Board Nominations, Composition and Compensation Functions

A.
The Management of the Trust, although not members of the Committee, will nonetheless be expected to have a role in recommending candidates to, and recruiting them for, the Board of Trustees of the Trust (“Board”).

B.
The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership, and their independence from the Trust’s investment manager and other principal service providers. Persons selected must not be “interested persons” of the Trust as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the investment manager or its affiliates). In determining nominees’ qualifications for Board membership, the Committee may consider any other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including the criteria as set forth in Appendix A.

C.
The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm’s fees and other retention terms.

D.
The Committee will consider Independent Trustee candidate recommendations from any reasonable source including, but not limited to, Trust shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Nominating and Conflicts Committee Procedures.

III.	Conflicts Functions

A.
The Committee will monitor the Trust for the existence of: (i) any “material irreconcilable conflict” among the interests of variable annuity and variable life insurance contracts (“Variable Contracts”), owners or holders of interests in Variable Contracts (“Contract Owners”) issued through life insurance company (“Insurance Company”) separate accounts (“Separate Accounts”) investing in a variable series of the Trust (“Fund”) and tax qualified pension and retirement plans outside the separate account context (“Qualified Plans”) investing in any variable portfolio of the Trust; and (ii) any material conflicts among the interests of shareholders of each class of shares into which any Fund may be subdivided, if any.

B.
The Committee shall appoint a person or persons (who may be an officer of the Trust or any other appropriate person) (“Monitor”) to review: (i) all of the reports made by each Insurance Company and Qualified Plan (collectively, “Trust Participants”) to the Trust and (ii) other information received from any Trust Participant with respect to any event that may result in a material irreconcilable conflict (“Precipitating Event”).

C.	The Committee shall review annual and interim reports from the Monitor relating to any Precipitating Event.

D.	If the Committee is apprised of any Precipitating Event, the Committee shall determine whether a material irreconcilable conflict exists among Trust Participants.

E.
If the Committee determines that a material irreconcilable conflict exists, the Committee shall formulate a proposed remedy to the conflict, for the approval of the full Board and the approval of a majority of the Independent Trustees.

IV.	Other Powers and Responsibilities

A.	The Committee shall meet periodically prior to or after the meeting of the full Board, and is empowered to hold special meetings as circumstances require.

B.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize counsel and to retain experts at the expense of the Trust or appropriate Fund.

C.	The Committee shall review this Charter and the corresponding Procedures as it deems necessary and appropriate and recommend any changes to the full Board.

APPENDIX A

COUNTRY MUTUAL FUNDS TRUST
NOMINATING AND CONFLICTS COMMITTEE PROCEDURES

I. Nominating Procedures

The Nominating and Conflicts Committee shall evaluate candidates’ qualifications for membership to the Board of Trustees (“Board”) of COUNTRY Mutual Funds Trust (“Trust”), and their independence from the Trust’s investment advisor and other principal service providers. Persons selected must not be “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g. business, financial or family relationships with the investment manager or its affiliates; or the acceptance of any consulting, advisory, or other compensatory fee from the issuer). In determining nominees’ qualifications for Board membership, the Committee may consider any other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

A.	Candidate Characteristics:

This Nominating and Conflicts Committee expects that Independent Trustee candidates will have the following characteristics:

1. Personal integrity;

2.	The Candidate will not be an “interested person” of the Trust or its affiliates within the meaning of the Investment Company Act of 1940;

3. The Candidate must be able to attend 75% of the meetings per  year;

4.
The Candidate should have demonstrated sound business judgment gained through broad experience in positions where the candidate has dealt with management, technical, financial, or regulatory issues suitable for the size of the Trust and the complexity of the issues it faces;

5.	The Candidate should have demonstrated his or her ability to become a loyal and hard working member of the Board willing to dedicate the time necessary to be an effective Trustee;

6.
The Candidate should not have any material relationship that could impair his or her independence in accordance with the spirit of the Investment Company Act of 1940 and Sarbanes-Oxley Act of 2002; and

7.	Characteristics that Candidates may possess that make such candidates otherwise qualified and which add to the diversity and skill of the Board will also be taken into account.

The Nominating and Conflicts Committee may determine that a candidate who does not possess all the characteristics listed above may still be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

B. Shareholder Nominated Independent Trustee Candidates

1.
The Committee shall consider Independent Trustee candidates recommended by the Trust’s shareholders. Such candidates shall be subject to the same review and consideration applied to candidates presented to the Committee by other sources. Such candidates must meet the qualifications as required by applicable federal law and regulations, the characteristics set forth above in Section I.A., and the following:

a.
The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

b.
Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

c.
Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

d.
The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

e.
The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

Submissions for recommended candidates from Trust’s shareholders shall be submitted in writing to: COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, at the following address: 1701 N. Towanda Avenue P.O. Box 2901 Bloomington, Illinois 61702-2901.

2.
Submissions shall include the proposed nominee’s name, age, business, and resident addresses, and principal occupation, and the number of shares of the Trust owned. The submission shall also include any material deemed relevant for the Committee’s review of the proposed nominee along with a signed consent by the proposed nominee verifying his or her willingness to serve as a Trustee if elected.

3.
The Committee grants the Secretary of the Trust the authority to pre-screen and review shareholder proposed nominations and shall only submit nominations which substantially meet the qualifications listed above.

II. Conflict Procedures

The Trust has applied and received an order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act and rules thereunder, to the extent necessary to permit shares of the Trust and each of its variable series (“Funds”) and classes of shares, if any, to be sold to and held by life insurance company (“Insurance Company”) separate accounts (“Separate Accounts”) funding variable annuity and variable life insurance contracts (“Variable Contracts”), tax qualified pension and retirement plans outside the separate account context (“Qualified Plans”), and the Trust’s investment advisor and its affiliates (“Order”).

As a condition of the Order, the Board is required to monitor the Trust for the existence of any “material irreconcilable conflict” among the interests of owners or holders of interests in Variable Contracts (“Contract Owners”) issued through Separate Accounts investing in any Fund and Qualified Plans investing in any variable portfolio of the Trust.

A. Events that May Cause a Material Irreconcilable Conflict

The following events (“Precipitating Events”) may result in a material irreconcilable conflict:

1.
An action by any state insurance regulatory authority or federal agency administering statutes, regulations or laws governing the operation of Qualified Plans investing in any variable portfolio of the Trust (collectively referred to as “Regulatory Authorities”) that differs from prior positions taken or conflicts with the other Regulatory Authorities;

2.
A change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, pension or securities regulatory authorities that may be viewed as a change in position;

3.	An administrative or judicial decision in any relevant proceeding;

4.	The manner in which the investments of any Fund are being managed; which may be considered to be in conflict with required investment guidelines of any Regulatory Authorities;

5.	A difference in voting instructions given by Contract Owners or by fiduciaries of Qualified Plans; or

6.	A decision by an Insurance Company to disregard the voting instructions of Contract Owners.

B.  Monitoring Procedures

Each Insurance Company and Qualified Plan (collectively, “Trust Participants”) investing in any variable Fund of the Trust has executed a form of participation agreement (“Participation Agreement”) with the Trust. Pursuant to the Order, each Participation Agreement requires a Trust Participant to report to the Board any potential or existing material irreconcilable conflict.

In addition, the Order requires that the Board monitor for potential or existing material irreconcilable conflicts. Each Participation Agreement requires the applicable Trust Participant to:

1.
submit to the Trust all registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Variable Contracts or Qualified Plans or to any Separate Account if such document also relates to the Trust;

2.	report any potential or existing material irreconcilable conflict of which it is aware to the Board;

3.	provide the Board with all information reasonably necessary for the Board to consider any issues raised and, in this regard, the Trust Participant has the duty:

a.	to provide the Board with information that it determines is reasonably necessary for the Board to consider in its review of the potential or existing material irreconcilable conflict; and

b.	upon request of the Board, to provide any further information that the Board believes is necessary to consider in its review of the potential or existing material irreconcilable conflict; and

4.
report to the Board, on an annual basis, whether it is aware of any Precipitating Event. If any Trust Participant is aware of any Precipitating Event, that Trust Participant must promptly notify the Trust of such Precipitating Event.

C.	Appointment of Monitor

The Board shall appoint a person or persons (who may be an officer of the Trust or any other appropriate person) “Monitor” to review: (i) all of the reports made by Trust Participants to the Trust and (ii) other information received from any Trust Participant with respect to any current or potential material irreconcilable conflicts arising out of any Precipitating Event.

D.	Assistance to the Monitor

The Board shall instruct the management of the Trust to assist the Monitor by requiring that the Trust, among other things, promptly forward to the Monitor copies of:

1.	all reports from any Trust Participant concerning any Precipitating Event of which it is aware; and

2.	all information received from such Trust Participant in connection with the Board’s consideration of the Precipitating Event.

E.  Further Information

In determining whether a Precipitating Event constitutes a current or potential conflict, and in determining whether a current or potential conflict constitutes a material irreconcilable conflict, the Monitor may as it deems appropriate request further information from Trust Participants, in addition to information already furnished by Trust Participants to the Trust, to assist the Monitor in assessing the nature of the conflict or potential conflict.

F.  Interim Reports to Board

In addition to all annual reports provided to the Board, as specified above, if the Monitor becomes aware of a Precipitating Event, the Monitor shall promptly furnish the Board with an interim report. The form of interim report shall:

1.	identify the Precipitating Event;

2.	identify all information furnished to the Monitor by Trust Participants concerning such Precipitating Event;

3.	briefly summarize the Monitor’s analysis;

4.	present the Monitor’s conclusion as to whether the Precipitating Event constitutes a current or potential material irreconcilable conflict; and

5.	briefly explain the basis for the Monitor’s conclusion.

G.  Determination by the Board

In determining whether a current or potential material irreconcilable conflict exists, the Board may, in its sole discretion:

1.	require the Monitor to provide an oral or written presentation;

2.	request that the relevant Trust Participant provide an oral or written presentation;

3.	give preference to those Trust Participants most adversely affected by a potential or existing conflict;

4.	request that a Trust Participant provide supplementary information or materials that the Board may reasonably request to determine:

a.	whether a current or potential material irreconcilable conflict exists; and/or

b.	whether a proposed remedy adequately cures the conflict.

Based upon the information provided to the Board, the Board shall assess the adverse effect of the conflict and the proposed remedy, including the likelihood of a Trust Participant being asked by the Trust to withdraw from the Trust or a Fund. Any such action must be approved by a majority of the Trustees, including a majority of the Independent Trustees.

H.  Recordkeeping

In order to document the consideration by the Board of all current or potential material conflicts of interest, the Trust shall:

1.	properly record in the minutes of the Board, or other appropriate records:

a. all reports received by the Board of Precipitating Events;

b.
the Board’s consideration and possible determination of the existence of a material irreconcilable conflict; the notification by the Trust of the relevant Trust Participant(s) of a material irreconcilable conflict;

c.	the determination by the Board as to whether any proposed action adequately remedies a material irreconcilable conflict; and

d.	other related matters contemplated under the terms of these procedures or the relevant Participation Agreement; and

2.	make such minutes or other records available to the SEC upon the SEC’s request.